UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    August 20, 2017

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 7.01. Regulation FD Disclosure.

Pinnacle West Capital Corporation (“Pinnacle West” or the “Company”) is providing its earnings outlook for 2017.  The Company’s 2017 earnings outlook was not provided prior to this date as its wholly-owned subsidiary Arizona Public Service Company (“APS”) was awaiting a decision in its pending general retail rate case.  On August 15, 2017, the Arizona Corporation Commission (“ACC”) approved (by a vote of 4-1, Commissioner Robert Burns dissenting) the regulatory settlement agreement proposed by APS and other parties in APS’s pending general retail rate case without material modifications. The 2017 earnings outlook slide presentation is attached hereto as Exhibit 99.1, which is concurrently being posted to the Company’s website at www.pinnaclewest.com.

Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such exhibit be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.  Other Events.

On August 18, 2017, the ACC issued a final written Opinion and Order reflecting its decision in APS’s general retail rate case, which is subject to requests for rehearing and potential appeal.  On August 20, 2017, Commissioner Burns informed the ACC and APS that he filed a special action petition in the Arizona Supreme Court seeking to vacate the ACC's order approving the settlement so that alleged issues of disqualification and bias on the part of the other Commissioners can be fully investigated.  The Arizona Supreme Court may accept or decline to hear the petition in its sole discretion. APS intends to oppose the petition but cannot predict the outcome of Commissioner Burns' request.

            For additional information on APS’s rate case, see “Retail Rate Case Filing with the Arizona Corporation Commission” in Note 3 of the Combined Notes to Condensed Consolidated Financial Statements in the Pinnacle West /APS Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and the Pinnacle West/APS Current Report on Form 8-K filed on August 16, 2017.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Pinnacle West Capital Corporation 2017 On-Going EPS Guidance Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: August 21, 2017	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: August 21, 2017	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Pinnacle West Capital Corporation 2017 On-Going EPS Guidance Slide Presentation